Management Response

The Registrant’s independent registered public accounting firm noted a deficiency that it considers to be a material weakness for the Registrant. In concurrence with the identification of the material weakness, Management developed a plan and has taken action to remediate the material weakness including, among other items, enhancing the design of its controls and procedures relating to the fair valuation of community development loans and enhancing the oversight of third-party service providers providing valuation inputs relied upon for the Registrant’s fair valuation methodologies.